NATIONWIDE MUTUAL FUNDS

Nationwide Amundi Global High Yield Fund	Nationwide Growth Fund
Nationwide Amundi Strategic Income Fund	Nationwide Large Cap Equity Fund
Nationwide Amundi World Bond Fund	Nationwide Loomis Bond Fund
Nationwide Bailard Cognitive Value Fund	Nationwide Loomis Short Term Bond Fund
Nationwide Bailard Emerging Markets Equity Fund	Nationwide National Intermediate Tax Free Bond Fund
Nationwide Bailard International Equities Fund	Nationwide Inflation-Protected Securities Fund
Nationwide Bailard Technology & Science Fund	Nationwide International Index Fund
Nationwide Bond Fund	Nationwide International Small Cap Fund
Nationwide Bond Index Fund	Nationwide Mid Cap Market Index Fund
Nationwide California Intermediate Tax Free Bond Fund	Nationwide S&P 500 Index Fund
Nationwide Core Plus Bond Fund	Nationwide Small Cap Index Fund
Nationwide Emerging Markets Debt Fund	Nationwide Small Company Growth Fund
Nationwide Fund	Nationwide U.S. Small Cap Value Fund
Nationwide Geneva Mid Cap Growth Fund	Nationwide WCM Focused Small Cap Fund
Nationwide Geneva Small Cap Growth Fund	Nationwide Ziegler Equity Income Fund
Nationwide Global Sustainable Equity Fund	Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Nationwide Government Money Market Fund	Nationwide Ziegler Wisconsin Tax Exempt Fund

Supplement dated December 7, 2017
to the Statement of Additional Information ("SAI") dated February 28, 2017, as revised March 22, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Nationwide Loomis Bond Fund
Effective immediately, the Nationwide Loomis Bond Fund (the "Fund") is renamed the "Nationwide Loomis Core Bond Fund." All references to the Fund in the SAI are updated accordingly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE